UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 29, 2007

EVERGREEN ENERGY INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-14176	84-1079971
(State or other jurisdiction ofincorporation or organization)	Commission File Number	IRS EmployerIdentification Number

1225 17th Street, Suite 1300
Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 293-2992

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.  Other Events

Item 8.01.  Other Events.

                The consolidated balance sheets of Evergreen Operations, LLC and subsidiaries (“Evergreen Operations) as of December 31, 2006, 2005 and June 30, 2007, and the related consolidated statements of operations, member’s deficit and cash flows for each of the three years in the period ended December 31, 2006 and the six months ended June 30, 2007, are filed herewith as Exhibit 99.1 and are incorporated herein by reference.  Evergreen Energy Inc. is the sole member of Evergreen Operations.

Section 9.  Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Financial Statements of Evergreen Operations, LLC and subsidiaries

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evergreen Energy Inc.

Date: October 29, 2007	By:	/s/ Diana L. Kubik
Diana L. Kubik
Vice President and Chief Financial Officer

EVERGREEN ENERGY INC.

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
99.1	Financial Statements of Evergreen Operations, LLC and subsidiaries